                                                                     EXHIBIT 4.8

                              BSB CAPITAL TRUST I

                     $30,000,000 8.125% CAPITAL SECURITIES

            FULLY AND UNCONDITIONALLY GUARANTEED AS TO DISTRIBUTIONS
                             AND OTHER PAYMENTS BY

                               BSB BANCORP, INC.

                         REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                   July 24, 1998

Keefe, Bruyette & Woods, Inc.
Two World Trade Center
New York, New York  10048

Dear Sirs:

         BSB Capital Trust I (the "Trust"), a statutory business trust formed under the laws of the state of Delaware by BSB Bancorp, Inc. (the "Company"), proposes to issue and sell to you, as the Initial Purchaser (the "Initial Purchaser") named in the Purchase Agreement of even date herewith (the "Purchase Agreement"), $30,000,000 aggregate liquidation amount of 8.125% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities") of the Trust. The issuance and sale of the Capital Securities pursuant to the Purchase Agreement is referred to herein as the "Initial Placement." The Capital Securities, together with the guarantee of the Company with respect thereto (the "Guarantee") and the 8.125% Junior Subordinated Deferrable Interest Debentures of the Company (the "Junior Subordinated Debentures"), are collectively referred to herein as the "Registrable Securities." As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company and the Trust agree with you, (i) for your benefit as Initial Purchaser and (ii) for the benefit of the holders from time to time of the Registrable Securities and the Exchange Securities (as defined below), including the Initial Purchaser (each of the foregoing a "Holder" and together the "Holders"), as follows:

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

"Additional Interest" has the meaning set forth in Section 3(c) hereof.
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"Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Capital Securities" has the meaning set forth in the preamble hereto.

"Commission" means the Securities and Exchange Commission.

"Company" has the meaning set forth in the preamble hereto.

"DTC" means the Depository Trust Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Exchange Offer Prospectus" means the Prospectus contained in the Exchange Offer Registration Statement, as it may be amended or supplemented from time to time.

"Exchange Offer Registration Period" means the one-year period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or the Company otherwise fails to maintain continuous effectiveness of the Exchange Offer Registration Statement.

"Exchange Offer Registration Statement" means a registration statement of the Company and the Trust on an appropriate form under the Securities Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

"Exchange Securities" means the securities of the Company and the Trust issued pursuant to a Registered Exchange Offer in the same aggregate principal amount or in the same number or liquidation amount, as the case may be, and containing terms that are identical in all material respects to the terms of the Registrable Securities except (i) the Exchange Securities shall have been registered for sale under the Securities Act to Holders and (ii) the interest rate step-up provisions and the transfer restrictions under the Securities Act in the Registrable Securities will be modified or eliminated, as appropriate, in the Exchange Securities.

"Exchanging Dealer" means any Holder (which may include the Initial Purchaser) which is a broker-dealer electing to exchange Registrable Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities.





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"Final Offering Memorandum" means the final Offering Memorandum issued in connection with the Initial Placement and dated as of July 21, 1998 relating to the Registrable Securities.

"Guarantee" has the meaning set forth in the preamble hereto.

"Holder" has the meaning set forth in the preamble hereto.

"Initial Placement" has the meaning set forth in the preamble hereto.

"Initial Purchaser" has the meaning set forth in the preamble hereto.

"Interest Payment Date" has the meaning set forth in Section 3(c) hereof.

"Letter of Transmittal" has the meaning set forth in Section 2(c)(i) hereof.

"Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

"New Capital Securities" has the meaning set forth in Section 2(e) hereof.

"New Guarantee" has the meaning set forth in Section 2(e) hereof.

"New Junior Subordinated Debentures" has the meaning set forth in Section 2(e) hereof.

"Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

"Purchase Agreement" has the meaning set forth in the preamble hereto.

"Registered Exchange Offer" means the offer to the Holders to issue and deliver to such Holders, in exchange for the Registrable Securities, a like principal amount, stated liquidation amount or number, as the case may be, of the Exchange Securities.

"Registrable Securities" has the meaning set forth in the preamble hereto.

"Registration Default" has the meaning set forth in Section 3(c) hereof.

"Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Registrable Securities or the Exchange Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.





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"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Shelf Registration" means a registration effected pursuant to Section 3 hereof.

"Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

"Shelf Registration Statement" means a "shelf" registration statement of the Company and the Trust pursuant to the provisions of Section 3 hereof which covers some or all of the Registrable Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

"Transfer Restricted Securities" has the meaning set forth in Section 3(c) hereof.

"Trust" has the meaning set forth in the preamble hereto.

"Underwriter" means any underwriter of Registrable Securities or Exchange Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Registered Exchange Offer; Resales of Exchange Securities by Exchanging Dealers; Private Exchange.

         (a) Except as otherwise provided herein, the Company and the Trust shall prepare and, not later than 150 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Trust shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 180 days of the Closing Date. The Company and the Trust shall use their reasonable best efforts to consummate the Registered Exchange Offer within 210 days of the Closing Date.

         (b) Upon the date the Exchange Offer Registration Statement is declared effective, the Company and the Trust shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business, is not a broker-dealer tendering Registrable Securities acquired directly from the Company, and has no arrangements with any person to participate in a public distribution (within the meaning of the Securities Act) of the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of a substantial proportion of the





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                 several states of the United States (other than requiring
                 minimum transfers in blocks having an aggregate liquidation preference of $100,000).

         (c) In connection with the Registered Exchange Offer, the Company and the Trust shall:

                 (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal (the "Letter of Transmittal") and related documents;

                 (ii) keep the Registered Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;

                 (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                 (iv) comply in all material respects with all applicable laws relating to the Exchange Offer.

         (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Trust shall:

                 (i) accept for exchange and cancel all Registrable Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                 (ii) issue Exchange Securities to each tendering Holder in a principal amount, stated liquidation amount or number, as the case may be, equal to the Registrable Securities accepted for exchange and canceled pursuant to the Registered Exchange Offer; and

                 (iii) issue Exchange Securities to the Initial Purchaser at its request in exchange for Registrable Securities acquired by it as part of the Initial Placement containing terms that are identical to the Exchange Securities issued to Holders in the Registered Exchange Offer (except that such Exchange Securities may contain the transfer restrictions contained in the Registrable Securities for which they are exchanged) and use reasonable best effort to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as is issued for the Exchange Securities issued in the Registered Exchange Offer.

         (e) The Company, the Trust and the Initial Purchaser on behalf of the Holders hereby acknowledge that, in order to effect a Registered Exchange Offer and to comply with clause (d)(iii) above, (i) the Company will be required to issue new junior subordinated debentures ("New Junior Subordinated Debentures") to the Trust in exchange for a like principal amount of Junior Subordinated Debentures and





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                 (ii) the Trust will be required to issue new capital
                 securities ("New Capital Securities") in exchange for a like amount of stated liquidation amount of Capital Securities.
                 The parties hereto acknowledge that the Guarantee by its express terms covers the New Capital Securities as well as the Capital Securities. The parties hereto further acknowledge that the New Junior Subordinated Debentures, the New Capital Securities and the guarantee issuable as described in this paragraph (the "New Guarantee"), which collectively constitute the Exchange Securities, shall be identical in all material respects to the securities they replace, except that (x) such Exchange Securities issued pursuant to the Exchange Offer shall be registered for sale under the Securities Act to Holders and (y) the interest rate step-up provisions and the transfer restrictions under the Securities Act in the securities being replaced by the Exchange Securities will be modified and eliminated, as appropriate, in the Exchange Securities.

         (f) The Initial Purchaser, the Company and the Trust acknowledge that, pursuant to current interpretations by the staff of the Commission of Section 5 of the Securities Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer may be deemed an "underwriter" within the meaning of the Securities Act and, therefore, is required to deliver a Prospectus in connection with any resales of any Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Registrable Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company and the Trust shall:

                 (i) include the information set forth in (A) Annex A hereto, on the cover of the Prospectus forming a part of the Exchange Offer Registration Statement, (B) Annex B hereto, in the forepart of the Prospectus forming a part of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, (C) Annex C hereto, in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and such other information with respect to resales of the Exchange Securities by Exchanging Dealers that the Commission may require in connection therewith, and (D) Annex D hereto, in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

                 (ii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(i) hereof.

3. Shelf Registration. If (i) the Company, the Trust or the holders of a majority of the aggregate liquidation amount of outstanding Capital Securities are not required to file the Exchange Offer Registration Statement or permitted to consummate the Registered





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         Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy, (ii) the Initial Purchaser so requests with respect to Registrable Securities held by it following consummation of the Registered Exchange Offer that are not "freely tradable" Exchange Securities, (iii) the Company has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Registered Exchange Offer, there is more than an insubstantial risk that (x) the Trust would be subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures or New Junior Subordinated Debentures, (y) interest payable by the Company on such Junior Subordinated Debentures or New Junior Subordinated Debentures would not be deductible by the Company, in whole or in part, for United States federal income tax purposes, or (z) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, (iv) any holder of Transfer Restricted Securities notifies the Company and the Trust on or before the 20th business day following the consummation of the Registered Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer, (B) it may not resell the New Capital Securities, the New Guarantee and the New Junior Subordinated Debentures acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Capital Securities acquired directly from the Trust or an affiliate of the Trust, or (v) any Holder that is a broker-dealer, is not an affiliate of the Company or the Trust and is not eligible to participate in the Registered Exchange Offer so requests with respect to Registrable Securities held by it following the consummation of the Registered Exchange Offer that are not "freely tradable" Exchange Securities (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Securities Act in connection with sales of Exchange Securities acquired in exchange for such Registrable Securities shall result in such Exchange Securities being not "freely tradable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Registrable Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradable"), the following provisions shall apply:

         (a) The Company and the Issuer Trust will use their reasonable best efforts to file the Shelf Registration Statement with the Commission on or prior to 150 days after any occurrence described in clauses (i) - (v) of the preceding paragraph and to cause the Shelf Registration to be declared effective by the Commission on or prior to 180 days after such filing obligation arises; provided that with respect to Exchange Securities received by the Initial Purchaser in exchange for Registrable Securities constituting any portion of an unsold allotment, the Company and the Trust may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement





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                 containing the information required by Regulation S-K Items
                 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement; and provided further, that with respect to a Shelf Registration Statement required pursuant to clause (ii) of the preceding paragraph, the consummation of a Registered Exchange Offer shall relieve the Company and the Trust of their obligations under this Section 3(a) but only in respect of their obligations under such clause (ii).

         (b) The Company and the Trust shall each use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the "Shelf Registration Period") of two years from the date the Shelf Registration Statement is declared effective by the Commission, or such shorter period that will terminate upon the earlier of the following: (A) when all the Registrable Securities or Exchange Securities, as applicable, covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, or (B) when in the written opinion of counsel to the Company and the Trust, all outstanding Registrable Securities or Exchange Securities held by persons that are not affiliates of the Company or the Trust may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or any successor provision. Furthermore, the Company and the Trust shall each use its reasonable best efforts, upon the effectiveness of the Shelf Registration Statement and promptly upon the request of any Holder, to take any action reasonably necessary to register the sale of any Registrable Securities or Exchange Securities of such Holder and to identify such Holder as a selling securityholder, provided that such Holder provides the Company with all information reasonably necessary to effect such registration. The Company and the Trust shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if either the Company or the Trust voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(l) hereof, if applicable.

         (c) Except as described below, in the event that either (a) Exchange Offer Registration Statement is not filed with the Commission on or prior to the 150th day following the Closing Date, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th day following the Closing Date, (c) the Company and the Trust are obligated to file the Shelf Registration Statement under Section 3(b) and the Shelf Registration Statement is not filed with the





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                 Commission on or prior to 150 days after such filing
                 obligation arises, (d) the Shelf Registration is not declared effective by the Commission on or prior to 180 days after the obligation to file the Shelf Registration Statement arises,
                 (e) the Exchange Offer is not consummated within 210 days following the Closing Date, or (f) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable (each such event referred to in clauses (a) through (f) above a "Registration Default"), liquidated damages accruing on the principal or liquidation amount (the "Additional Interest") will become payable on the Capital Securities, and any outstanding New Capital Securities, immediately following the occurrence of such Registration Default at a rate of 0.25% per annum. In each case such Additional Interest will be payable in cash semiannually in arrears on the 31st day of January and July of each year (each an "Interest Payment Date").

         For purposes of the foregoing, "Transfer Restricted Securities" means each Capital Security, Guarantee or Junior Subordinated Debenture until (i) the date on which such Capital Security, Guarantee or Junior Subordinated Debenture has been exchanged by a person other than a broker-dealer for a New Capital Security, New Guarantee or New Junior Subordinated Debenture in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security, the date on which such Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Capital Security, Guarantee or Junior Subordinated Debenture has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Capital Security, Guarantee or Junior Subordinated Debenture is distributed to the public pursuant to Rule 144 under the Securities Act.

         (d) Upon (w) the filing of the Exchange Offer Registration Statement, as described above, after the 150-day period described in clause (a) of the preceding paragraph, (x) the effectiveness of the Exchange Offer Registration Statement, as described above, after the 180-day period described in clause
                 (b) of the preceding paragraph, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement within the periods described in clauses (d) and (e) of the preceding paragraph, or (z) the discontinuation of any Registration Default described in clause (f) of the preceding paragraph, the Additional Interest payable on the Registrable Securities from the date of such filing, effectiveness or consummation, as the case may be, will cease to accrue and all accrued and unpaid Additional Interest as of the occurrence of
                 (w), (x), (y) or (z) shall be paid to the holders of the Registrable Securities on the next Interest Payment Date.

         (e) In the event that a Shelf Registration Statement is declared effective hereunder, if the Company or the Trust fails to keep such Shelf Registration Statement continuously effective for the period required hereby, then from the next day





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                 following such time as the Shelf Registration Statement is no longer effective until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective, (ii) the date that is the second anniversary of the date of the original issuance of the Registrable Securities or (iii) the date as of which all of the Registrable Securities covered by the Shelf Registration Statement are sold pursuant thereto or may be sold without registration pursuant to Rule 144 under the Securities Act, Additional Interest shall accrue at a rate per annum equal to 0.25% of the principal amount or liquidation amount, as applicable, of the Registrable Securities and shall be payable in cash, in arrears on each Interest Payment Date; it being understood that after the Registered Exchange Offer has been consummated, no Additional Interest shall accrue in respect of Registrable Securities, without prejudice to any other claim that any Holder may have for any failure by the Company to obtain or maintain continuous effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement in accordance with the terms of this Agreement.

4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

         (a) The Company and the Trust shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose.

         (b) The Company and the Trust shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each document incorporated therein by reference) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                 (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not as of the date thereof include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c)     (1)      The Company and the Trust shall advise the Initial
                 Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing:





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                 (i)      when the Registration Statement and any amendment
                          thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

                 (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

                          (2)     The Company and the Trust shall advise the
Initial Purchaser and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchaser or any such Holder or Exchanging Dealer, confirm such advice in writing of:

                 (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                 (ii) the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or overtly threatening of any proceeding for such purpose;

                 (iii) the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); and

                 (iv) the Company's or the Trust's determination that a post-effective amendment to a Registration Statement would be appropriate;

and upon receipt of any such advice, such Holder or Exchanging Dealer shall forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's or Exchanging Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof or until it is advised in writing by the Trust and the Company that the use of the applicable Prospectus may be resumed.

         (d) The Company and the Trust shall use their reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

         (e) On or prior to the time that an Exchange Offer Registration Statement or Shelf Registration Statement is first effective under the Securities Act, the Company may, in its discretion, cause the Capital Securities or New Capital Securities, respectively, to be duly authorized for listing, subject in the case of an Exchange Offer Registration Statement to official notice of issuance, on the New York Stock Exchange as a fixed income security (or, if such listing is unavailable, as an equity security) and thereafter shall maintain such listing; or, in the alternative, the Company may, in its discretion, cause the Capital Securities or New Capital Securities, respectively, to be freely tradable to the same extent as if duly authorized for listing on the New York Stock Exchange as described above.

         (f) The Company and the Trust shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits filed therewith (including those incorporated by reference).

         (g) The Company and the Trust shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Trust each consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

         (h) The Company and the Trust shall furnish to each Exchanging Dealer that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits filed therewith (including those incorporated by reference).

         (i) The Company and the Trust shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the final Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer; and the Company and the Trust each consent to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

         (j) Prior to the Registered Exchange Offer or any other offering of securities pursuant to any Registration Statement, the Company and the Trust shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that in no event shall the Company or the Trust be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

         (k) The Company and the Trust shall cooperate with the Holders of Registrable Securities or Exchange Securities, as the case may be, to facilitate the timely preparation and delivery within the times required by normal-way settlement of certificates representing securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may reasonably request prior to sales of securities pursuant to such Registration Statement.

         (l) If (i) Shelf Registration is filed pursuant to Section 3 hereof, or (ii) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Exchanging Dealer who seeks to sell Registrable Securities or Exchange Securities during the Shelf Registration Period or the Exchange Offer Registration Period, as the case may be, upon the occurrence of any event contemplated by paragraph 4(c)(2)(i), 4(c)(2)(iii) or 4(c)(2)(iv) hereof, the Company and the Trust shall, as promptly as practicable, prepare and file with the Commission, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by an Exchanging Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (m) Not later than the effective date of any such Registration Statement hereunder, the Company and the Trust shall provide a CUSIP number for the Capital Securities or the New Capital Securities, as the case may be, registered under such Registration Statement. In the event of and at the time of any distribution of the Junior Subordinated Debentures to Holders, the Company and the Trust shall provide a CUSIP number for the Junior Subordinated Debentures or the New Junior Subordinated Debentures and provide the applicable trustee with certificates for such securities, in a form eligible for deposit with DTC. The Company and the Trust shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, delivered pursuant to a Registration Statement as was originally issued for the Registrable Securities.

         (n) The Company and the Trust shall use their best efforts to comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer, the Exchange Offer Registration Statement or the Shelf Registration Statement and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

         (o) The Company and the Trust shall cause the indenture relating to the Junior Subordinated Debentures, the Capital Securities Guarantee and the declaration of trust of the Trust pursuant to which the terms of the Capital Securities are established, or any corresponding documents in respect of the Exchange Securities, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

         (p) The Company and the Trust shall, if requested, use their reasonable best efforts promptly to incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

         (q) In the case of any Shelf Registration Statement, the Company and the Trust shall enter into such agreements (including an underwriting agreement) and take all other appropriate actions, if any, in order to facilitate the registration or the disposition of the Registrable Securities or the Exchange Securities, as the case may be, to be registered thereunder.

         (r) In connection therewith, if an underwriting agreement is entered into, the Company and the Trust shall cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 6 hereof.

         (s) In the case of any underwritten offering under a Shelf Registration Statement or at the request of the Initial Purchaser to the extent that the Initial Purchaser has Registrable Securities or Exchange Securities eligible for resale thereunder, the

                 Company and the Trust shall (i) make reasonably available for inspection by a representative of the Holders of a majority of the securities to be registered thereunder, the Initial Purchaser (if applicable) and any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holders, Initial Purchaser or underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company, its subsidiaries and the Trust;
                 (ii) cause the Company's officers, directors and employees and the trustees of the Trust to supply all relevant information reasonably requested by the representative of the Holders, the Initial Purchaser (if applicable) or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company and the Trust, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders, the Initial Purchaser (if applicable) or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder, the Initial Purchaser (if applicable) and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and the Trust (who may be the general counsel of the Company) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form and scope addressed to each selling Holder, Initial Purchaser (if applicable) and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders, Initial Purchaser (if applicable) and underwriters;
                 (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and if necessary, any other independent certified accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder, the Initial Purchaser (if applicable) and the underwriters, if any, and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by any such Holders, the Initial Purchaser (if applicable) or the Managing Underwriters, if any, including those to evidence compliance with Section 4(l) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Trust. The foregoing actions set forth in clauses (iii), (iv), (v) and
                 (vi) of this Section 4(s) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the majority of the Holders of the Registrable Securities or Exchange Securities, as the case may be, covered by such Shelf Registration Statement to act as counsel for the Holders in connection therewith.

6.       Indemnification and Contribution.

         (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless the Trust, each Holder of securities covered thereby (including the Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(i) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including all documents incorporated by referenced therein) as originally filed or in any amendment thereof, or in any preliminary prospectus or Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein; and provided, further, that the Company will not be liable under the provisions of this Section 6 with respect to the Prospectus to the extent that any such loss, claim, damage or liability results from the fact that the indemnified party sold securities covered by the Registration Statement to a person to whom there was not sent or given, within the time required by the Securities Act, a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished such amendments or supplements thereto to the indemnified party in accordance with the provisions of

                 Section 4 hereof) if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         The Company also agrees to indemnify or contribute to Losses, as provided in Section 6(d) hereof, of any underwriters of Securities registered under a Shelf Registration Statement, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Initial Purchaser and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(q) hereof.

         (b) Each Holder of securities covered by a Registration Statement (including the Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(i) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company, the Trust, each of their directors, trustees, administrators, officers and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

         (c)     Promptly after receipt by an indemnified party under this
                 Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
                 (i) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel (in addition to local counsel) designated by the indemnified parties if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d)     In the event that the indemnity provided in paragraph (a) or
                 (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall the Initial Purchaser or any subsequent Holder of any Registrable Security or Exchange Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such security, or in the case of an Exchange Security, applicable to the Registrable Security which was exchangeable into such Exchange Security, as set forth on the cover page of the Final Offering Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Offering Memorandum and
                 (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Registrable Securities or Exchange Securities, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses.
                 Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company and the Trust within the meaning of either the Securities Act or the Exchange Act, each officer of the Company or trustee of the Trust who shall have signed the Registration Statement and each director of the Company or trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Trust or any of the officers, directors or controlling persons referred to in this
                 Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

7. Participation in an Underwritten Offering. No Holder may participate in an underwritten offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

8. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by the Shelf Registration Statement in an underwritten offering, subject to the provisions of Section 4(s) hereof. In any such underwritten offering, the underwriter or underwriters and Managing Underwriters that will administer the offering will be selected by the Holders of a majority in aggregate liquidation amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company and the Trust.

9.       Miscellaneous.

         (a) No Inconsistent Agreements. The Company and the Trust have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Trust have obtained the written consent of the Holders of at least a majority in liquidation amount of the Capital Securities then outstanding (or, after the consummation of any Exchange Offer in accordance with
                 Section 2 hereof, of Exchange Securities then outstanding); provided that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchaser hereunder, the Company shall obtain the written consent of the Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the majority of such affected Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                 (i) if to a Holder, at the most current address given by such Holder to the Company;

                 (ii) if to the Initial Purchaser, initially at the respective addresses set forth in the Purchase Agreement; and

                 (iii) if to the Company or the Trust, initially at their addresses set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchaser, the Company or the Trust by notice to the others may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Trust thereto, subsequent Holders of Registrable Securities and/or Exchange Securities. The Company and the Trust hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and/or Exchange Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified number, or percentage of principal amount or liquidation amount, as the case may be, of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities or Exchange Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Registrable Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm your agreement by having your authorized officer sign a copy of this Registration Rights Agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,

                                        BSB BANCORP, INC.

                                        By:
                                           -------------------------------------
                                               Name:
                                               Title:

                                        BSB CAPITAL TRUST I

                                        By:    BSB BANCORP, INC.
                                                as Depositor

                                        By:
                                           -------------------------------------
                                               Name:
                                               Title:


Accepted:
KEEFE, BRUYETTE & WOODS, INC.

By:
   ---------------------------------
    Name:
    Title:
Date:  July 24, 1998

                                    ANNEX A

Based on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, the Company and the Trust believe that the Exchange Securities issued pursuant to the Exchange Offer may be offered for resale, resold or otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company or the Trust as defined under Rule 405 of the Securities Act), provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Securities and have no arrangement or understanding with any person to participate in the distribution of such Exchange Securities. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances. By tendering the Registrable Securities in exchange for Exchange Securities, each holder, other than a broker-dealer, will represent to the Company and the Trust that: (i) it is not an affiliate of the Company or the Trust (as defined under Rule 405 of the Securities Act); (ii) any Exchange Securities to be received by it were acquired in the course of its ordinary business; and (iii) it is not engaged in, and does not intend to engage in, a distribution of the Exchange Securities and has no arrangement or understanding to participate in a distribution of the Exchange Securities.

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Registrable Securities where such Registrable Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company and the Trust have agreed that, starting on the date on which the Exchange Offer is consummated and ending on the close of business one year after such date, they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                    ANNEX B

Based on interpretations by the staff of the Commission as set forth in no-action letters issued to third parties, the Company and the Trust believe that holders of Registrable Securities (other than any holder that is an "affiliate" of the Company or the Trust as defined under Rule 405 of the Securities Act) who exchange their Registrable Securities for Exchange Securities pursuant to the Exchange Offer may offer such Exchange Securities for resale, resell such Exchange Securities and otherwise transfer such Exchange Securities without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Securities and have no arrangement or understanding with any person to participate in the distribution of such Exchange Securities.
However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer. Each broker-dealer that receives Exchange Securities for its own account in exchange for Registrable Securities, where such Registrable Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                    ANNEX C
                              PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Registrable Securities where such Registrable Securities were acquired as a result of market-making activities or other trading activities. The Company and the Trust have agreed that, starting on the date on which the Exchange Offer is consummated and ending on the close of business one year after such date, they will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until , 199__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

The Company and the Trust will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market [or the New York Stock Exchange], in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For a period of one year after the date on which the Exchange Offer is consummated, the Company and the Trust will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Trust have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Registrable Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Registrable Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

[If applicable, add information required by Regulation S-K Items 507 and/or
508.]

                                    ANNEX D

      _  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
             ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
                           -----------------------------
          Address:
                           -----------------------------

                           -----------------------------


The undersigned acknowledges that this Exchange Offer is being made by the Company and the Trust based upon the Company's and Trust's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the Exchange Securities issued in exchange for Registrable Securities by holders thereof (other than to holders that are "affiliates" of the Company or the Trust within the meaning of Rule 405 under the Securities Act), may be so issued without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company or the Trust within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Securities are acquired in the ordinary course of such holders' business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Securities and have no arrangement or understanding with any person to participate in the distribution of such Exchange Securities. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Registrable Securities is an affiliate of the Company, or is engaged in or intends to engage in a distribution of the Exchange Securities or has any arrangement or understanding with respect to the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.





                                      C-2